Exhibit 99.1

For Immediate Release

Long Blockchain Announces Formation of Stran Loyalty Group, Appoints Andy Shape as Chief Executive Officer

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Farmingdale, NY (July 27, 2018) — Long Blockchain Corp. (OTCPink: LBCC) (“Long Blockchain” or the “Company”) today announced that it has formed a new subsidiary, Stran Loyalty Group (“SLG”), focused on providing loyalty, incentive, reward and gift card programs to a wide variety of corporate and consumer brands. SLG has simultaneously formed a partnership with Stran Promotional Solutions (“SPS”) – a top 50 distributor with over 25 years of proven success in the loyalty, incentive and promotional industry. SPS will provide the industry expertise, leadership and business model, as well as enable SLG to leverage the benefits of SPS’s existing infrastructure.

In connection with formation of SLG and the partnership with SPS, the Company has appointed Andy Shape as Chairman and Chief Executive Officer of the Company. Mr. Shape will spearhead its loyalty business going forward. Mr. Shape will replace Shamyl Malik who will step down to focus on his other business affairs.

Mr. Shape has over 25 years of merchandising, marketing, branding, licensing and management experience. He is the co-founder and President of Stran Promotional Solutions, and has also provided consulting services to early stage brands on how to launch the brand, create a marketing plan, establish distribution models, earn market share and formulate an exit strategy. Prior to forming Stran Promotional Solutions, Mr. Shape worked at Copithorne & Bellows Public Relations (a Porter Novelli company) as an Account Executive covering the technology industry.

“The U.S. loyalty industry has steadily grown over the past decade and is expected to continue its growth well into the future,” stated Andy Shape, new Chief Executive Officer of Long Blockchain. “Consumer brands and corporations realize that loyal customers not only purchase more goods but that they also purchase more often. Creating stronger loyalty with customers who are engaged in loyalty programs through advancements in technology is the key to future growth and massive scalability.”

The Company’s goal is to use the initial loyalty business as a catalyst to implement disruptive technology solutions, including distributed ledger technology, into the loyalty industry while realizing immediate revenue and credibility from traditional loyalty contracts. At this time, however, the Company has not taken any steps toward developing any such technology and does not employ personnel with the relevant technology expertise. There can be no assurance that the Company will be successful in developing such technology, or in profitably commercializing it, if developed.

SLG will seek to grow its loyalty business in partnership with Stran Promotional Solutions, including attempting to develop new revenue derived from additional loyalty program clients. SLG expects to manage the existing loyalty business while also marketing and directly selling loyalty offerings to clients looking to create efficiencies or take advantage of advancements in technology. SLG will seek to grow revenue by developing and offering stand-alone, loyalty-based programs where consumers have the ability to convert their activities into points that will in turn, reward them for changing their behavior or participating in those activities. These programs can be used for individual brand’s loyalty initiatives as well as scale across multiple verticals through partnerships and affiliations.

About Long Blockchain Corp.

Long Blockchain Corp. is focused on developing and investing in globally scalable blockchain technology solutions. It is dedicated to becoming a significant participant in the evolution of blockchain technology that creates long-term value for its shareholders and the global community by investing in and developing businesses that are “on-chain”. Blockchain technology is fundamentally changing the way people and businesses transact, and the Company will strive to be at the forefront of this dynamic industry, actively pursuing opportunities. Its wholly-owned subsidiary Long Island Brand Beverages, LLC operates in the non-alcohol ready-to-drink segment of the beverage industry under its flagship brand ‘The Original Long Island Brand Iced Tea®’. For more information on the Company, please visit www.longblockchain.com.

About Stran & Company, Inc.

Stran & Company, Inc. (d/b/a: Stran Promotional Solutions) is a top 50 Distributor in the US with more than 25 years of working in the incentive, loyalty and promotional industry. It has built a client base that includes some of the world’s biggest brands and most respected institutions. SPS has experience with clients in a number of different industries and have grown to understand the unique challenges and strategies specific to each of those verticals. As brand and program management experts, SPS helps customers achieve their goals regardless of whether those goals are tied to customer acquisition, consumer retention, creating brand loyalty, driving revenue, managing marketing costs, developing employee engagement or creating operational improvements.

SPS has built cutting edge technology solutions, established global partnerships and have a world class customer service team in order to exceed the expectations of its clients. It builds custom programs to meet the individual needs of each client including B-2-B solutions as well as B-2-C solutions. It’s expertise as program managers and branding specialists is why they are the chosen partner for many Fortune 500 companies, across a variety of industries, to run their promotional marketing, loyalty and incentive, sponsorship activation, recruitment, retention, and/or wellness campaigns.

For further information:

Andy Shape

Long Blockchain Corp.

1-855-452-LBCC

info@longblockchain.com

Forward Looking Statements:

This press release includes statements of the Company’s expectations, intentions, plans and beliefs that constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to the discussion of the Company’s business strategies and its expectations concerning future operations, margins, sales, new products and brands, potential joint ventures, potential acquisitions, expenses, profitability, liquidity and capital resources and to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable. These also include statements relating to the anticipated benefits of the announced transaction between the Company and Stran Promotional Solutions. These statements include any statement that does not directly relate to a historical or current fact. You can also identify these and other forward-looking statements by the use of such words as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “thinks,” “estimates,” “seeks,” “predicts,” “could,” “projects,” “potential” and other similar terms and phrases, including references to assumptions. These forward looking statements are made based on expectations and beliefs concerning future events affecting the Company and are subject to uncertainties, risks and factors relating to its operations and business environments, all of which are difficult to predict and many of which are beyond its control, that could cause its actual results to differ materially from those matters expressed or implied by these forward looking statements. These risks include the Company’s ability to develop and commercialize new technologies, the Company’s history of losses and expectation of further losses, its ability to expand its operations into blockchain technologies, its ability to develop or acquire new brands, the success of its marketing activities, the effect of competition in its industry and economic and political conditions generally, including the current economic environment and markets. More information about these and other factors are described in the reports the Company files with the Securities and Exchange Commission, including but not limited to the discussions contained under the caption “Risk Factors.” When considering these forward looking statements, you should keep in mind the cautionary statements in this press release and the reports the Company files with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and the Company cannot predict those events or how they may affect it. The Company assumes no obligation to update any forward looking statements after the date of this press release as a result of new information, future events or developments, except as required by the federal securities laws.